Kaltura Announces Stock Repurchase Program

NEW YORK, June 11, 2024 – Kaltura, Inc. (“Kaltura” or the “Company”) (Nasdaq: KLTR), the Video Experience Cloud, today announced that its Board of Directors has authorized a stock repurchase program for up to $5 million of the Company’s common stock.

“This repurchase authorization underscores the Board and Management's strong conviction that our current share price is undervalued relative to our long-term opportunity. We remain committed to strategically deploying capital where we believe it can generate shareholder value,” said Ron Yekutiel, Chairman, President and Chief Executive Officer.

Under the program, the Company may make repurchases, from time to time, through open market purchases, block trades, in privately negotiated transactions, accelerated stock repurchase transactions, or by other means. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases under this authorization. The volume, timing, and manner of any repurchases will be determined at the Company’s discretion, subject to general market conditions, as well as the Company’s management of capital, general business conditions, other investment opportunities, regulatory requirements and other factors. The repurchase program does not obligate the Company to repurchase any specific amount of common stock, has no time limit, and may be modified, suspended, or discontinued at any time without notice at the discretion of the Board of Directors. The Company currently expects to fund the repurchase program from existing cash and cash equivalents, short-term investments and/or future cash flows.

The Company is also reaffirming its second quarter and full year 2024 Subscription Revenue, Total Revenue and Adjusted EBITDA guidance as was provided in the Company’s financial results press release for the first quarter of 2024, dated May 8, 2024.

Financial Outlook:

For the second quarter of 2024, Kaltura expects:

•Subscription Revenue to be between $39.6 million and $40.3 million.
•Total Revenue to be between $42.7 million and $43.5 million.
•Adjusted EBITDA to be between negative $0.6 million to positive $0.4 million.

For the full year ending December 31, 2024, Kaltura expects:

•Subscription Revenue to be between $161.2 million and $164.2 million.
•Total Revenue to be between $173.7 million and $176.7 million.
•Adjusted EBITDA to be in the range of $0 million to $1 million.

The guidance provided above contains forward-looking statements and actual results may differ materially. Refer to “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially from these forward-looking statements. Adjusted EBITDA is defined as net profit (loss) before financial expenses (income), net, provision for income taxes, and depreciation and amortization expenses, adjusted for the impact of certain non-cash and other items that we believe are not indicative of our core operating performance, such as non-cash stock-based compensation expenses, facility exit and transition costs, restructuring charges and other non-recurring operating expenses.

Kaltura has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net loss within this press release because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence.

The reconciliation for Adjusted EBITDA includes but is not limited to the following items: stock-based compensation expenses, depreciation, amortization, financial expenses (income), net, provision for income tax, and other non-recurring operating expenses.

These items, which could materially affect the computation of forward-looking GAAP net loss, are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.
The guidance above is based on the Company's current expectations relating to the macro-economic climate trends.

About Kaltura

Kaltura’s mission is to power any video experience for any organization. Our Video Experience Cloud offers live, real-time, and on-demand video products for enterprises of all industries, as well as specialized industry solutions, currently for educational institutions and for media and telecom companies. Underlying our products and solutions is a broad set of Media Services that are also used by other cloud platforms and companies to power video experiences and workflows for their own products. Kaltura’s Video Experience Cloud is used by leading brands reaching millions of users, at home, at school and at work, for communication, collaboration, training, marketing, sales, customer care, teaching, learning, virtual events, and entertainment experiences.

Investor Contacts:
Kaltura
John Doherty
Chief Financial Officer
IR@Kaltura.com

Sapphire Investor Relations
Erica Mannion and Michael Funari
+1 617 542 6180
IR@Kaltura.com

Media Contacts:
Kaltura
Lisa Bennett
pr.team@kaltura.com

Headline Media
Raanan Loew
raanan@headline.media
+1 347 897 9276

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, statements regarding the methods, amount and timing of, and sources of funding for, repurchases under the stock repurchase program and the Company’s second quarter and full year 2024 financial guidance.
In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Any forward-looking statements contained herein are based on our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved.

These forward-looking statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law.
These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations.
Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, the current volatile economic climate and its direct and indirect impact on our business and operations; political, economic, and military conditions in Israel; our ability to retain our customers and meet demand; our ability to achieve and maintain profitability; the evolution of the markets for our offerings; our ability to keep pace with technological and competitive developments; our ability to maintain the interoperability of our offerings across devices, operating systems and third-party applications; risks associated with our Application Programming Interfaces, other components in our offerings and other intellectual property; risks associated with our use of certain artificial intelligence and machine learning models; our ability to compete successfully against current and future competitors; our ability to increase customer revenue; risks related to political, economic, and military conditions; risks related to our approach to revenue recognition; our potential exposure to cybersecurity threats; our compliance with data privacy and data protection laws; our ability to meet our contractual commitments; our reliance on third parties; our ability to retain our key personnel; risks related to our international operations; risks related to our revenue mix and customer base; risks related to potential acquisitions; our ability to generate or raise additional capital; and the other risks under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of our website at investors.kaltura.com.